                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.47053%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $376,531,676.04

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     618                         $252,818,536.11
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $235,400.87
Unscheduled Principal Collection/Reversals                            $46,847.04
Liquidations-in-full                                      57      $25,656,886.06
Net principal Distributed                                         $25,939,133.97    ($25,939,133.97)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        561                         $226,879,402.14

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,463,102.24

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $98,259.27

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $27,303,976.94

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.47053%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $25,939,133.97     $1,364,842.97             $0.00     $1,364,842.97             $0.00    $27,303,976.94

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   11      $5,055,674.48         0              $0.00         1        $282,933.82

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $282,933.82         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $13,862,305.98
                CB2                $5,198,366.73
                CB3                $3,465,575.51
                CB4                $1,732,789.24
                CB5                $1,732,788.25
                CB6                $1,732,789.86
                              __________________
                Total             $27,724,615.56
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 1 = 1818

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $226,879,402.14**        $5,055,674.48***        $5,055,674.48***
Number:                          842                     11                      11
% of Pool:                    100.00%                  2.23%                   2.23%
(Dollars)
% of Pool:                    100.00%                  1.31%                   1.31%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.25905135.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.24630%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $300,006,640.45

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     475                         $207,321,333.36
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $198,158.75
Unscheduled Principal Collection/Reversals                            $83,510.38
Liquidations-in-full                                      41      $17,690,975.14
Net principal Distributed                                         $17,972,644.27    ($17,972,644.27)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        434                         $189,348,689.09

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,179,910.42

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $100,051.47

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $19,052,503.22

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.24630%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $17,972,644.27     $1,079,858.95             $0.00     $1,079,858.95             $0.00    $19,052,503.22

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $740,463.35         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $13,862,305.98
                CB2                $5,198,366.73
                CB3                $3,465,575.51
                CB4                $1,732,789.24
                CB5                $1,732,788.25
                CB6                $1,732,789.86
                              __________________
                Total             $27,724,615.56
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 2 = 1819

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $189,348,689.09**          $740,463.35***          $740,463.35***
Number:                          637                      2                       2
% of Pool:                    100.00%                  0.39%                   0.39%
(Dollars)
% of Pool:                    100.00%                  0.31%                   0.31%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.21619871.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.27146%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $199,270,283.49

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     334                         $145,471,804.99
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $141,463.84
Unscheduled Principal Collection/Reversals                            $26,378.88
Liquidations-in-full                                      20       $9,021,430.06
Net principal Distributed                                          $9,189,272.78     ($9,189,272.78)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        314                         $136,282,532.21

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $819,196.73

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $58,223.89

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $9,950,245.62

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             01/2003 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.27146%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $9,189,272.78       $760,972.84             $0.00       $760,972.84             $0.00     $9,950,245.62

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,371,015.67         0              $0.00         1        $276,742.71

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 01/25/2003 are as follows:

                Class       Class Principal Balance
                CB1               $13,862,305.98
                CB2                $5,198,366.73
                CB3                $3,465,575.51
                CB4                $1,732,789.24
                CB5                $1,732,788.25
                CB6                $1,732,789.86
                              __________________
                Total             $27,724,615.56
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of December 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 3 = 1820

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $136,282,532.21**        $2,647,758.38***        $2,371,015.67***
Number:                          441                      7                       6
% of Pool:                    100.00%                  1.94%                   1.74%
(Dollars)
% of Pool:                    100.00%                  1.59%                   1.36%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***          $276,742.71***                $0.00***
Number:                           0                       1                       0
% of Pool:                    0.00%                    0.20%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.23%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all January 01, 2003 scheduled payments and December 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
December 31, 2002.

Trading Factor, calculated as of distribution date : 0.15560767.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including January 01, 2003, and unscheduled prepayments in months prior to January ) can be calculated.